EXHIBIT 10.18
-------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). BY THE ACCEPTANCE HEREOF, THE PURCHASER OF THIS NOTE REPRESENTS THAT THIS NOTE IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND THAT THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS SUCH TRANSACTION IS REGISTERED UNDER THE ACT, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE OR AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED IS RECEIVED.


                           CIAO CUCINA CORPORATION

                               PROMISSORY NOTE


U.S. $500,000                                                 Cincinnati, Ohio
                                                              January 16, 1998


         1. FOR VALUE RECEIVED, the undersigned CIAO CUCINA CORPORATION, an Ohio corporation (the "Company"), hereby promises to pay to the order of Blue Chip Capital Fund Limited Partnership, a Delaware limited partnership (including any successor holder hereof, the "Purchaser"), the principal sum of Five Hundred Thousand Dollars (U.S. $500,000) or, if less, the principal amount outstanding under this Note. Interest on the principal amount hereof shall accrue from the date advanced to the date paid at the rate of 14% per annum (provided that upon and during the continuance of an Event of Default (as defined below), interest shall accrue at the rate of 18% per annum or, if less, at the highest rate permitted by law). The outstanding principal amount hereof, together with all interest accrued thereon, shall be payable on December 31, 1998 or earlier as provided herein. Upon and during the continuance of an Event of Default and at and after maturity, interest shall be payable on demand. Principal and interest shall be paid in lawful money of the United States at the principal office of the Purchaser or at such other address of which the Purchaser shall have notified the Company in writing. This Note is issued pursuant to the terms of the Note Purchase Agreement of even date herewith (the "Note Purchase Agreement") between the Company and the Purchaser and is entitled to the benefit thereof and of the security documents referred to therein.

         2. The Company agrees that until this Note is paid in full:

                  (a) CORPORATE EXISTENCE AND COMPLIANCE WITH LAWS. The Company shall preserve and maintain its corporate existence in good standing under the laws of the State of Ohio and comply in all material respects with all laws, regulations, governmental orders and authorizations, and court orders material to the continuing conduct of the Company's business or to the Company's performance of its obligations under this Note. The Company shall not amend its Articles of Incorporation or Code of Regulations.

EXHIBIT 10.18
-------------

                  (b) MERGER OR TRANSFER OF ASSETS. The Company shall not be a party to any merger or consolidation or sell, transfer, lease or convey all or substantially all of its property.

                  (c) FINANCIAL REPORTING. The Company shall supply to the Purchaser such financial and operating information as the Purchaser may reasonably request.

                  (d) DIVIDENDS AND REDEMPTIONS. The Company shall not pay any dividend or make any distribution with respect to its stock or redeem or purchase any shares of its stock or make any loan to a shareholder, other than customary expense advances.

                  (e) CHANGE IN BUSINESS. The Company shall not engage in any business other than the business being conducted by it on the date hereof.

                  (f) TRANSACTIONS WITH AFFILIATES. The Company shall not enter into any transaction with any shareholder, director, officer, employee, agent or affiliate other than in the ordinary course of business and on terms no less favorable to the Company than a similar transaction with an unaffiliated third party.

                  (g) USE OF PROCEEDS. The Company shall use the proceeds of the loan made hereunder for working capital.

                  (h) LIENS AND ENCUMBRANCES. The Company shall not create or permit any lien or encumbrance upon any of its assets to secure any indebtedness for borrowed money or any deferred payment obligation for goods or services.

         3. LIMITED TRANSFERABILITY. This Note has not been registered under the Securities Act of 1933 and may be transferred only pursuant to an effective registration thereunder or an exemption from registration thereunder and in compliance with applicable state securities laws. This Note may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, such Act or any applicable state securities law with respect to the Note. This Note shall bear an appropriate legend with respect to such restrictions on transfer. This Note is transferable only upon the books which the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Note to the Company together with the attached assignment form properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new Note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new Note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new Note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee.

EXHIBIT 10.18
-------------

The Holder may not assign or transfer this Note, other than to an affiliate or one of its partners, without the consent of the Company, which shall not be unreasonably withheld.

         4. LOSS, ETC. OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity in form and amount reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Note, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         5. EVENTS OF DEFAULT. (a) The unpaid principal and interest hereof may be accelerated and immediate payment hereof may be demanded by the Purchaser upon the occurrence of an Event of Default as defined below (provided, in the case of an Event of Default described in clause (ii) below, such acceleration shall be automatic without any action by the Purchaser). The following are the Events of Default:

                  (i) The Company fails to pay the principal of this Note when due.

                 (ii) The Company or any guarantor of this Note is the debtor in a bankruptcy, receivership, Chapter XI or other insolvency proceeding, is generally unable to pay its debts when due, or makes an assignment for the benefit of creditors.

                  (iii) The Company violates in any material respect any other covenant, agreement or condition contained in this Note or in the Note Purchase Agreement or any document executed pursuant thereto.

                  (iv) The Company does not pay any principal or interest on any borrowed money obligation or capitalized lease with an aggregate unpaid principal amount of $10,000 or more when due and any applicable grace period expires or the holder of such other obligation is entitled to declare such obligation due prior to its stated maturity because of the occurrence of an event of default by the Company with respect thereto.

                  (v) Any representation or warranty made by the Company in the Note Purchase Agreement or any document executed pursuant thereto was incorrect in any material respect when made.

                  (vi) The Company is liquidated, dissolved or ceases to operate its business.

EXHIBIT 10.18
-------------

                  (vii) The Company is in default under the terms of any other agreement to which it is a party, which default is reasonably likely to have a material adverse effect on the Company's assets, business, results of operations, financial condition or prospects.

                  (viii) Any final judgment of a court in excess of $25,000 is rendered against the Company and is not stayed or discharged within 30 days.

                  (ix) Any person or group of persons other than the shareholders of the Company on the date hereof acquires more than 25% of the voting power of the Company.

                  (x) Carl A. Bruggemeier shall not be serving as chief executive officer of the Company.

                  (xi) In the good faith opinion of the Purchaser, there shall occur any material adverse change in the earnings, assets, financial condition, business or prospects of the Company or the Purchaser shall deem itself to be insecure.

                  (b) The Company shall immediately give notice to the Purchaser in writing upon the occurrence of an Event of Default or any event which, with notice or lapse of time or both, would become an Event of Default.

         6. MISCELLANEOUS. (a) This Note shall be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed therein.

                  (b) The Company waives presentment, protest and notice of dishonor of this Note.

                  (c) If the Purchaser commences any action to enforce its rights under this Note, the Company shall pay to the Purchaser all reasonable attorneys' fees and expenses incurred by the Purchaser in connection with such action.

                  (d) The Company may at any time prepay this Note in full or in part, on not less than five business days' prior notice. Any such prepayment shall be accompanied by accrued interest on the principal so repaid to the date of payment. Any amount so prepaid may not be reborrowed.

                  (e) If from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event shall any exaction of interest be possible under this Note in excess of the limit of such validity.

EXHIBIT 10.18
-------------

In no event shall the Company be bound to pay interest of more than the legal limit for the use, forbearance or detention of money and the right to demand any such excess is hereby expressly waived by the holder.

                  (f) No delay or omission of the Purchaser to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein nor shall the action or non-action of the holder in case of default on the part of the Company impair any right or power resulting therefrom.

                  (g) Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

                  (h) THE COMPANY AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF THE PURCHASER, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. THE PURCHASER AND THE COMPANY EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER HIS OR ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM OR IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE COMPANY AND THE PURCHASER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH ABOVE (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. THE COMPANY AND THE PURCHASER EACH WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

         IN WITNESS WHEREOF, this Note has been duly executed by the Company as of the 16th day of January, 1998.

                                                     CIAO CUCINA CORPORATION


                                                By: /S/ CATHERINE C. JETTER
                                                   ----------------------------
                                                   Executive Vice President/CFO

EXHIBIT 10.18
-------------

                                   ASSIGNMENT


         FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto ______________________ the foregoing Note and all rights evidenced thereby, and does irrevocably constitute and appoint
____________________, attorney, to transfer said Note on the books of CIAO CUCINA CORPORATION _________ hereby agrees to be bound by the terms of the Note as defined therein.

                                        ---------------  N   ---------------

EXHIBIT 10.18
-------------

                                   SCHEDULE A
                                   ----------

                                                                                               Principal
                                                                                                 Balance
     Date               Amount Advanced                    Amount Repaid                      Outstanding
     ----               ---------------                    -------------                      -----------

January 16, 1998           $200,000                                                              $200,000



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